                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               BLAIR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                            ------------------------

                NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF
                               BLAIR CORPORATION
                     to be held on Thursday, April 29, 2004

                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of Blair Corporation (the "Company"), a Delaware corporation, will be held in the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania, on Thursday, April 29, 2004, at 11:00 a.m., for the following purposes:

     1. To elect twelve directors to serve for a term of one year and until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the year 2004; and

     3. To transact such other business as may lawfully come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any postponements or adjournments thereof.

     To assure that your shares are represented at the meeting, please date, sign and return the enclosed proxy. A postage-paid, self addressed envelope is enclosed for your convenience in returning the proxy. If you decide to attend the meeting, you may revoke the proxy at any time before it is voted.

                                                        DANIEL R. BLAIR
                                                        Secretary

Dated: March 29, 2004
       Warren, Pennsylvania

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                                                                  March 29, 2004

                                PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement solicits proxies on behalf of the management of Blair Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company, to be held at 11:00 a.m. on Thursday, April 29, 2004, at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Company's principal executive offices are located at 220 Hickory Street, Warren, Pennsylvania 16366.

     Under Delaware law, any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The shares represented by proxies received by the Company's management will be voted at the meeting, or at any adjournment thereof, in accordance with the specifications made therein. If no specification is made on a proxy card, it will be voted FOR the nominees listed on the proxy card and FOR the other matters specified on the proxy card. All proxies not voted will not be counted toward establishing a quorum. Stockholders should note that while broker non-votes and votes for ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of the proxy card, however, confers on the designated proxy holders' discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the 2003 Annual Report of the Company, including financial statements and a description of the Company's operations for 2003, accompanies this Proxy Statement, but is not incorporated in this Proxy Statement by this reference. This Proxy Statement, Notice of Meeting and the enclosed proxy card are first being mailed to stockholders on or about March 29, 2004.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

     The close of business on March 12, 2004 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As reported by the transfer agent, there were 8,129,968 shares of the Company's Common Stock outstanding as of the Record Date.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock outstanding on March 12, 2004 will constitute a quorum. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the enclosed proxy card enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a majority of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Ernst & Young LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's bylaws, all such matters shall be determined by a majority of the votes cast without regard to either (a) broker non-votes, or (b) proxies marked ABSTAIN as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     (a) Security Ownership of Certain Beneficial Owners. The table below sets forth information as of March 12, 2004 with respect to each person and institution known to the Company's management to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

NAME AND ADDRESS                                      AMOUNT AND NATURE OF    PERCENT
OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   OF CLASS*
-------------------                                   --------------------   ---------
Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401..............................        554,800(1)         6.82%
The PNC Financial Services Group, Inc.
249 5th Avenue
Pittsburgh, PA 15222................................        521,046(2)         6.41%
FMR Corp.
82 Devonshire Street
Boston, MA 02109....................................        496,400(3)         6.11%

---------------

 * For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is 8,129,968 which amount represents the figure reported as outstanding by the transfer agent as of the Record Date.

(1) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 554,800 shares of the Company's Common Stock as of December 31, 2003, all of which shares are held in portfolios of four registered investment companies, for which Dimensional serves as investment advisor, and certain other investment vehicles, including co-mingled group trusts and separate accounts, for which Dimensional serves as investment manager. All of the shares are owned by the portfolios and Dimensional disclaims beneficial ownership of all such shares.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 6, 2004 by Dimensional Fund Advisors, Inc.

(2) PNC Bank, N.A., a wholly-owned subsidiary of PNC Bancorp, Inc. which is itself a wholly-owned subsidiary of PNC Financial Services Group, Inc., is deemed to have beneficial ownership of 521,046 shares of the Company's Common Stock as of December 31, 2003.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 10, 2004 by PNC Financial Services Group.

(3) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 496,400 shares of the Company's Common Stock as of December 31, 2003, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 496,400 shares of the Common Stock outstanding of the Company as of December 31, 2003. The Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 16, 2004 by FMR Corp.

     (b) Security Ownership of Management. The following table sets forth, as of March 12, 2004, certain information with respect to the Company's Common Stock owned beneficially by each director and nominee for election as a director, the named executive officers included below under "Executive Compensation," and by all current directors and executive officers of the Company as a group.

                                                      NUMBER OF SHARES
NAME OF                                                AND NATURE OF                   PERCENT
BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP(1)             OF CLASS**
----------------                                  ------------------------            ----------
Steven M. Blair.................................           33,687(2)(3)(4)                  *
Robert D. Crowley...............................           28,785(2)(3)                     *
Harriet Edelman.................................            2,075(5)                        *
Cynthia A. Fields...............................              575                           *
Bryan J. Flanagan...............................           11,584                           *
John O. Hanna...................................           11,350(2)                        *
Craig N. Johnson................................            5,400                           *
John A. Lasher..................................           28,328(2)(3)                     *
Murray K. McComas...............................           59,075(2)(5)                     *
Thomas P. McKeever..............................           40,351(3)                        *
Ronald L. Ramseyer..............................            1,825                           *
Michael A. Schuler..............................              750                           *
John E. Zawacki.................................           81,003(2)(3)                     *
All directors and executive officers as a group
  (includes 27 persons).........................          505,968(2)(3)(6)(7)            6.22%

---------------

 *  Does not exceed 1%

 ** For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is the number of shares of Common Stock reported as outstanding by the transfer agent as of the Record Date.

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) The share totals include the following shares of Common Stock held by and for the benefit of members of the immediate families of certain nominees and executive officers, as to which the indicated nominees and executive officers have no voting or investment power, beneficial interest in which is disclaimed by such nominees and executive officers: Steven M. Blair (7,500 shares), Robert D. Crowley (13,034 shares), John O. Hanna (2,100 shares), Murray K. McComas (980 shares), John A. Lasher (2,250 shares), and John E. Zawacki (22,500 shares).

(3) The share totals include the following shares of Common Stock underlying stock options granted by the Company, which are exercisable now or within 60 days of the Record Date: Steven M. Blair (4,967 shares), Robert D. Crowley (8,401 shares), Thomas P. McKeever (16,401 shares), John A.

    Lasher (10,203 shares), John E. Zawacki (43,503 shares), and all directors and executive officers listed as a group (156,987).

(4) Steven M. Blair is not related to Daniel R. Blair, the Company Secretary.

(5) The share totals include the following shares which were deferred pursuant to the Company's Stock Accumulation and Deferred Compensation Plan for non-management directors: Harriet Edelman (1,325 shares) and Murray K. McComas (1,500 shares).

(6) The share totals include 5,400 shares of Common Stock which are held by or for the benefit of members of the immediate families of executive officers of the Company not identified individually in this chart, as to which such executive officers have no voting or investment power, beneficial interest in which is disclaimed by such executive officers.

(7) Such share totals include an aggregate of 7,225 shares of Common Stock jointly owned by certain of the directors and executive officers with their spouses.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect twelve directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The persons named in the proxy intend to vote the proxy for the election as directors of the nominees named below. If, however, any nominee is unwilling or unable to serve as a director, which is not now expected, the persons named in the proxy reserve the right to vote for such other person as may be nominated by management. Directors will be elected by a majority of the votes cast at the Annual Meeting.

     The table below sets forth the name of each nominee for election as a director and the nominee's age, position with the Company, business experience and principal occupation during the past five years, and family relationships with other directors. With the exception of Cynthia A. Fields, who was appointed as a director on July 15, 2003, all of the nominees were elected as directors at the Company's 2003 Annual Meeting of Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED BELOW.

                                                                          BUSINESS
                                  POSITION WITH       DIRECTOR        EXPERIENCE DURING
NAME                    AGE          COMPANY           SINCE           PAST FIVE YEARS
----                    ---   ---------------------   --------   ---------------------------
Steven M. Blair.......   60       Director and            1986   Vice President (Customer
                                 Vice President                  Services) for the past five
                               (Customer Services)               years.
Robert D. Crowley.....   54       Director and            1994   Senior Vice President
                              Senior Vice President              (Menswear, Home, and
                              (Menswear, Home, and               Marketing Services), July,
                               Marketing Services)               2002 - present; Manager and
                                                                 Vice President, Blair
                                                                 Payroll LLC, April 2003,
                                                                 2002 - present; Vice
                                                                 President (Menswear), June,
                                                                 1981 - July, 2002.
Harriet Edelman.......   48         Director              2001   Director, Hershey Foods
                                                                 Corp., April,
                                                                 2003 - present; Senior Vice
                                                                 President and Chief
                                                                 Information Officer, Avon
                                                                 Products, Inc., New York,
                                                                 NY, January, 2000 -
                                                                 present; Group Vice
                                                                 President (Global
                                                                 Operations), Avon Products,
                                                                 Inc., New York, NY, June,
                                                                 1998  - January, 2000.
Cynthia A. Fields.....   54         Director              2003   President, Cynthia Fields &
                                                                 Company, New York, NY, June
                                                                 2001 - present; President
                                                                 and Chief Executive
                                                                 Officer, Victoria's Secret,
                                                                 June 1984 - June 2000.

                                                                          BUSINESS
                                  POSITION WITH       DIRECTOR        EXPERIENCE DURING
NAME                    AGE          COMPANY           SINCE           PAST FIVE YEARS
----                    ---   ---------------------   --------   ---------------------------
Bryan J.                            Director,             2002   Chief Financial Officer,
  Flanagan(1).........   51        Senior Vice                   June, 2002 - present;
                                   President,                    Senior Vice President,
                               and Chief Financial               July, 2002 - present;
                                     Officer                     Manager and Treasurer,
                                                                 Blair Payroll LLC, April,
                                                                 2003 - present. Chief
                                                                 Financial Officer and Chief
                                                                 Operating Officer, Mattress
                                                                 Discounters Corporation,
                                                                 Upper Marlboro, MD, July,
                                                                 2000 - November, 2001;
                                                                 Senior Vice President
                                                                 (Financial Operations),
                                                                 Security Capital Group
                                                                 Inc., El Paso, TX, June,
                                                                 1995 - June, 2000.
John O. Hanna.........   72       Director and            1992   Member of Executive
                                    Member of                    Committee, January, 2000 -
                               Executive Committee               present; Director, JLB
                                                                 Service Bank, August,
                                                                 2003 - Present; Chairman of
                                                                 the Board of Directors,
                                                                 Northwest Bancorp, Inc.,
                                                                 Warren, PA, July, 2001 -
                                                                 July, 2003; Director,
                                                                 President and Chief
                                                                 Executive Officer,
                                                                 Northwest Bancorp, Inc.,
                                                                 Warren, PA, November,
                                                                 1994 - July, 2001;
                                                                 Chairman, Northwest Savings
                                                                 Bank, Warren, PA, July,
                                                                 1998 - July, 2003;
                                                                 Director, Jamestown Savings
                                                                 Bank, Jamestown, NY,
                                                                 November, 1995 - present;
                                                                 President and Chief
                                                                 Executive Officer,
                                                                 Jamestown Savings Bank,
                                                                 Jamestown, NY, July,
                                                                 1998 - July, 2003.
Craig N. Johnson......   62   Chairman of the Board       1997   Chairman of the Board,
                                  and Member of                  April, 2003 - present;
                               Executive Committee               Member of Executive
                                                                 Committee, January,
                                                                 2000 - present; Managing
                                                                 Director and Partner,
                                                                 Glenthorne Capital, Inc.,
                                                                 Philadelphia, PA, February,
                                                                 1994 - February, 2002.
Murray K. McComas.....   67    Director and Member        1977   Member of Executive
                                  of Executive                   Committee for the past five
                                    Committee                    years; Chairman of the
                                                                 Board April, 1987 - April,
                                                                 2003; President and Chief
                                                                 Executive Officer, October,
                                                                 1987 - December, 1999.

                                                                          BUSINESS
                                  POSITION WITH       DIRECTOR        EXPERIENCE DURING
NAME                    AGE          COMPANY           SINCE           PAST FIVE YEARS
----                    ---   ---------------------   --------   ---------------------------
Thomas P. McKeever....   55       Director and            1994   Senior Vice President
                              Senior Vice President              (Operations and
                                 (Operations and                 Administration), July,
                                 Administration)                 2002 - present; Vice
                                                                 President (Corporate
                                                                 Affairs and Human
                                                                 Resources) January,
                                                                 1997 - July, 2002; Member
                                                                 of Executive Committee,
                                                                 October, 1996 - January,
                                                                 2000; Director, Blair
                                                                 Holdings, Inc., September,
                                                                 1996 - September, 2001;
                                                                 Manager and Vice President,
                                                                 Blair Payroll LLC, May,
                                                                 2000 - present.
Ronald L. Ramseyer....   61         Director              2001   Consultant - strategic
                                                                 planning & multi-channel
                                                                 marketing, December, 2002 -
                                                                 present; President of
                                                                 Direct Marketing, Bass Pro
                                                                 Shops, Springfield, MO,
                                                                 April, 2001 - November,
                                                                 2002; President and Chief
                                                                 Executive Officer, Macy's
                                                                 By Mail, Inc., September,
                                                                 1997 - March, 2001.
Michael A. Schuler....   54         Director              2003   President and CEO Westny
                                                                 Building Products Co.,
                                                                 December, 2003 - present;
                                                                 President and Chief
                                                                 Executive Officer, Donerail
                                                                 Investments, Ltd.,
                                                                 Bradford, PA, March,
                                                                 2001 - December, 2003;
                                                                 Chairman of Audit
                                                                 Committee, National City
                                                                 Corporation, Cleveland, OH,
                                                                 2000 - 2002; Board Member,
                                                                 Audit Committee Member,
                                                                 Public Policy Committee
                                                                 Member, National City
                                                                 Corporation, Cleveland, OH,
                                                                 1996 - 2002; Chairman,
                                                                 President and CEO, Zippo
                                                                 Manufacturing Co.,
                                                                 Bradford, PA, September,
                                                                 1986 - March, 2001.
John E. Zawacki.......   55   Director, President,        1988   President and Chief
                                      Chief                      Executive Officer,
                               Executive Officer,                December, 1999 - present;
                                  and Member of                  Member of Executive
                               Executive Committee               Committee for the past five
                                                                 years; Manager and
                                                                 President, Blair Payroll
                                                                 LLC, May, 2000 - present;
                                                                 Vice President
                                                                 (Womenswear), January,
                                                                 1988 - December, 1999.

---------------

(1) Bryan J. Flanagan's previous employer, Mattress Discounters Corporation, filed for Chapter 11 bankruptcy protection in October, 2002, approximately one year after his departure from the company.

     The table below sets forth the name of each executive officer of the Company not listed above, his or her name, age, position with the Company, present principal occupation and business experience during the past five years.

                                                                          BUSINESS
                                  POSITION WITH       DIRECTOR        EXPERIENCE DURING
NAME                    AGE          COMPANY           SINCE           PAST FIVE YEARS
----                    ---   ---------------------   --------   ---------------------------
Daniel R. Blair.......   35         Secretary             2003   Secretary, April, 2003 -
                                                                 present; Corporate
                                                                 Personnel Representative
                                                                 for the past five years.
Timothy J. Baker......   57      Vice President           1990   Vice President (Marketing)
                                   (Marketing)                   for the past five years;
                                                                 Director, JLB Service Bank,
                                                                 August, 2003 - Present.
Mark J. Espin.........   48      Vice President           1999   Vice President
                                  (Womenswear)                   (Womenswear), December,
                                                                 1999 - present; Assistant
                                                                 Vice President
                                                                 (Womenswear), January, 1991
                                                                  - December, 1999.
Patrick J. Kennedy....   54   Vice President (Home)       1996   Vice President (Home) for
                                                                 the past five years.
John A. Lasher........   52      Vice President           1987   Vice President
                                  (Advertising)                  (Advertising) for the past
                                                                 five years; Director, Blair
                                                                 Holdings, Inc., September,
                                                                 1993 - present; President,
                                                                 Blair Holdings, Inc.,
                                                                 September, 2001 - present.
Marsha D. Maier.......   54      Vice President           2002   Vice President (Menswear),
                                   (Menswear)                    July, 2002 - present;
                                                                 Assistant Vice President
                                                                 (Menswear), April,
                                                                 1995 - July, 2002.
Jeffrey H. Parnell....   42      Vice President           2000   Vice President (E-
                                  (E-commerce)                   commerce), September,
                                                                 2000 - present; Chief
                                                                 Executive Officer,
                                                                 Eximious, Inc. and
                                                                 Eximious, Ltd., Northfield,
                                                                 IL and London, U.K.,
                                                                 November, 1998  - August,
                                                                 2000.
Michael A. Rowe.......   49      Vice President           2000   Chief Information Officer,
                              (Information Services              July, 2002 - present; Vice
                                    and Chief                    President (Information
                              Information Officer)               Services), January, 2000 -
                                                                 present; Assistant Vice
                                                                 President (Information
                                                                 Services) July, 1998 -
                                                                 December, 1999.
Randall A. Scalise....   49      Vice President           1993   Vice President
                                  (Fulfillment)                  (Fulfillment) for the past
                                                                 five years.

                                                                          BUSINESS
                                  POSITION WITH       DIRECTOR        EXPERIENCE DURING
NAME                    AGE          COMPANY           SINCE           PAST FIVE YEARS
----                    ---   ---------------------   --------   ---------------------------
Lewis Shapiro.........   58      Vice President           2000   Vice President (Crossing
                                (Crossing Pointe)                Pointe), January, 2000 -
                                                                 present; Assistant Vice
                                                                 President and Senior
                                                                 Director (Womenswear),
                                                                 June, 1999 - December,
                                                                 1999; Executive Director
                                                                 Retail, Military Channel,
                                                                 Louisville, KY, October,
                                                                 1998 - May, 1999.
James H. Smith........   57      Vice President           1995   Vice President (Corporate
                              (Corporate Facilities              Facilities Planning),
                                    Planning)                    August, 2000 - present;
                                                                 Vice President (Corporate
                                                                 Development and
                                                                 Facilities), April, 1997 -
                                                                 August, 2000.
Lawrence R. Vicini....   55      Vice President           1992   Vice President
                              (International Trade)              (International Trade) for
                                                                 the past five years;
                                                                 Director and President,
                                                                 Blair International
                                                                 Holdings, Inc., December,
                                                                 2000 - present; Director,
                                                                 Blair International, Ltd.,
                                                                 January, 2001 - present;
                                                                 Director, Blair
                                                                 International Singapore
                                                                 Pte. Ltd., January,
                                                                 2001 - present.
Stephen P.                       Vice President           1998   Vice President (Credit
  Wiedmaier...........   52    (Credit Management)               Management) December,
                                                                 1998 - present; President
                                                                 and Chief Executive
                                                                 Officer, JLB Service Bank,
                                                                 August, 2003-Present;
                                                                 President and Director,
                                                                 Blair Credit Services
                                                                 Corporation, December,
                                                                 2000 - present; President
                                                                 and Director, Blair
                                                                 Factoring Company,
                                                                 December, 2000 - present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year its officers and directors complied with all filing requirements with the exception of Marsha D. Maier who inadvertently filed a timely yet incomplete filing (which was subsequently corrected), and Robert D. Crowley and Jeffrey H. Parnell who inadvertently did not report one transaction each on a timely basis. The Company does not have any greater than ten percent (10%) beneficial owners.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                            (C)
                                            (A)                   (B)              NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES   WEIGHTED AVERAGE         REMAINING AVAILABLE
                                     TO BE ISSUED UPON     EXERCISE PRICE OF        FOR FUTURE ISSUANCE
                                        EXERCISE OF           OUTSTANDING        UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                       WARRANTS AND RIGHTS       AND RIGHTS         REFLECTED IN COLUMN (A))
-------------                       --------------------   -----------------   -----------------------------
Equity Compensation Plans Approved
  by Stockholders.................        356,993               $21.05                    599,852
Equity Compensation Plans Not
  Approved by Stockholders........            -0-                   --                        -0-
                                          -------                                         -------
Total.............................        356,993                                         599,852

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by and awarded to the Company's chief executive officer, John E. Zawacki, and its four most highly compensated executive officers other than Mr. Zawacki, for all services rendered to the Company during 2003 and for each of the previous two years.

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                           ANNUAL COMPENSATION             -----------------------
                                  --------------------------------------   RESTRICTED   SECURITIES
NAME AND                                                  OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
PRINCIPAL POSITION         YEAR   SALARY(1)   BONUS(2)   COMPENSATION(3)   AWARDS(4)    OPTIONS(5)   COMPENSATION(6)
------------------         ----   ---------   --------   ---------------   ----------   ----------   ---------------
John E. Zawacki..........  2003   $461,499    $108,194       $ 5,155        $69,225      $26,502         $34,339
President and CEO          2002    424,684    158,391         72,779         96,525       26,502          39,367
                           2001    427,280         --          3,822             --       17,001          43,061
Bryan J. Flanagan........  2003    287,067     65,311         17,830         34,613       15,000          40,640
Senior Vice President      2002    142,790     60,840         67,892         94,116           --           4,217
and CFO(7)                 2001         --         --             --             --           --              --
Thomas P. McKeever.......  2003    273,505     62,255          4,977         34,613       15,000          18,814
Senior Vice President      2002    246,573     80,641         36,046         48,263        9,600          26,519
(Operations and            2001    235,986         --          2,940             --        5,001          21,128
Administration)
Robert D. Crowley........  2003    273,505     56,755         38,540         34,613       15,000          23,781
Senior Vice President      2002    245,526     79,970         22,888         32,191        6,201          30,897
(Menswear, Home and        2001    233,478         --          2,054             --        4,002          25,513
Marketing Services)
John A. Lasher...........  2003    235,331     44,866          1,703         10,725        6,201          17,885
Vice President             2002    233,158     62,876          8,398          8,625        6,201          29,136
(Advertising)              2001    233,478         --          1,878             --        4,002          24,195

---------------

(1) No directors' fees are paid to any management member of the Board of Directors.

(2) On January 20, 2003, the Compensation Committee (formerly the Executive Officer Compensation Committee) approved an incentive award schedule for fiscal year 2003. Executive officers were eligible to receive awards equal to a percentage of their salary income for 2003. The base payout goal for 2003 was $21,000,000 such that no incentive awards would be received unless the Company's income before income taxes equaled or exceeded this threshold figure. The income before income taxes in 2003 was $23,163,183. Consequently, the incentive compensation was paid by the Company to its executive officers in 2004 for fiscal year 2003. Incentive compensation was paid by the Company to its executive officers in 2003 for 2002; however, incentive compensation was not paid by the Company to its executive officers in 2002 for 2001. In addition, the Company periodically awards performance-based spot bonuses to specific individuals; the amount for John
    A. Lasher includes such a spot bonus.

    Previously, the amounts in the bonus column had been presented on an "as paid" basis. All of the amounts in the Bonus column have been represented on the "as earned" basis such that there is full and consistent disclosure of all bonuses during the years presented.

(3) The figure for 2003 includes the sum of (i) amounts reimbursed to the named executive officers for the payment of taxes on restricted stock awards and the exercise of stock options, (ii) interest imputed on the deferred payment for restricted stock not yet fully paid for by the named executive officers, and (iii) with respect to shares purchased by the named executive officers through the exercise of nonqualified stock options, the dollar value of the difference between the price paid by the named executive officers and the fair market value of such security at the date of purchase.

(4) Restricted stock awards were made in 2000 under the Company's Employee Stock Purchase Plan ("ESPP") and in 2002 under the Company's 2000 Omnibus Stock Plan (the "Omnibus Plan"). On April 17, 2001, in light of the adoption of the Omnibus Plan, the Company's Board of Directors terminated the ESPP and returned the remaining shares reserved under the ESPP to Treasury. No restricted stock awards were made in 2001.

     The figures for restricted stock awards made prior to July 2002 under the Omnibus Plan, include the dollar value of the difference between the purchase price to be paid by the named executive officer for stock and the fair market value of the stock on the date of grant. The purchase price for shares purchased prior to July 2002 under the Omnibus Plan is paid over time out of cash dividends, when and if declared and paid by the Company. No cash is received by the Company at the time the shares are purchased, although the participant receives the rights to receive dividends and vote the shares at that time. Awarded shares are subject to repurchase by the Company for the dividends which have been paid toward the purchase price, if the participant's employment with the Company terminates for reasons other than death, retirement or disability. For stock received under the ESPP or the Omnibus Plan prior to July 2002, there is no vesting schedule and vesting occurs when the stock received is fully paid. Full payment will vary, therefore, depending upon changes to the Company's dividend policy from year to year. Dividends are paid on all shares of restricted stock received pursuant to the ESPP or the Omnibus Plan prior to July 2002 as and when dividends are declared by the Company with respect to all of its outstanding Common Stock.

     Aggregate restricted stock award holdings at the end of 2003 for each of the named executive officers were:

                                             NUMBER OF SHARES   DOLLAR VALUE
                                             ----------------   -------------
                                                                (ON 12/31/03)
John E. Zawacki............................       15,000           $78,300
Bryan J. Flanagan..........................        5,000            35,500
Thomas P. McKeever.........................        9,750            50,100
Robert D. Crowley..........................        6,100            31,640
John A. Lasher.............................        4,500            22,550

          After July 2002, the Company no longer issues stock subject to deferred payment for employee stock purchases by named executive officers at less than the fair market value of the stock pursuant to the Omnibus Plan. Accordingly, the figure for 2002 includes the full value of the stock grants received pursuant to restricted stock awards made to the named executive officers after July 2002 under the Omnibus Plan.

          Restricted stock awards were made in 2003 under the Company's Omnibus Plan. In addition, in October of 2003, the Company entered a restricted stock award agreement with certain of the executive officers whereby awards made under the Omnibus Plan are subject to matching grants to the extent an executive officer purchases shares during the vesting period at fair market value. The awards and the matching grant each vest over a five year period, commencing in 2004. The 2003 issuance is described more fully below under "Report of the Compensation Committee."

          Aggregate restricted stock awards and matching grants awarded in 2003 for each of the named executive officers were:

                                               NUMBER OF        AMOUNT OF
                                             SHARES AWARDED   MATCHING AWARD
                                             --------------   --------------
John E. Zawacki............................      1,500            1,500
Bryan J. Flanagan..........................        750              750
Thomas P. McKeever.........................        750              750
Robert D. Crowley..........................        750              750
John A. Lasher.............................        500                0

(5) Pursuant to the 2000 Omnibus Stock Plan, in 2003, 2002 and 2001 the Company issued nonqualified stock options to certain eligible Participants. The 2003 issuance of the nonqualified stock options is described more fully below under "2003 Stock Option Grants" and "Report of the Compensation Committee."

(6) Includes the Company's contributions made for the benefit and on behalf of the named executive officer under the following:

     A. Life Insurance -- The dollar value of premiums for term life insurance paid by the Company for the benefit of each of the named executive officers is:

                                         2001     2002     2003
                                        ------   ------   ------
John E. Zawacki.......................  $1,043   $1,060   $1,139
Bryan J. Flanagan.....................       0      364      657
Thomas P. McKeever....................     515      545    1,157
Robert D. Crowley.....................     509      544      619
John A. Lasher........................     509      513      513

     B. The Company's Profit Sharing and 401(k) Plan --

             The Company's Profit Sharing and 401(k) Plan has two components, a savings component and a profit sharing component. Under the savings component, which is available to all eligible employees of the Company with six months of service, the Company matches employees' 401(k) contributions to the Plan of 1% to 5% of their salary. After January 1, 2002, Employee Contributions and the Matching Employer Contributions are always 100% vested. Amounts allocated to the named executive officers are $8,500 in 2001 and $10,000 in each of 2002 and 2003 for each of John
        E. Zawacki, Robert D. Crowley, John A. Lasher and Thomas P. McKeever; and $10,000 in 2003 for Bryan J. Flanagan. The amounts for 2001 and 2002 do not include the amounts of overpayments that were subsequently refunded to each person after the year end. The amounts of the overpayments are as follows: John E. Zawacki ($12,206 in 2001 and $2,243 in 2002), Robert D. Crowley ($3,206 in 2001 and $2,280 in 2002), John A.
        Lasher ($3,206 in 2001 and $1,661 in 2002), and Thomas P. McKeever ($3,320 in 2001 and $2,334 in 2002).

             Under the 2003 profit sharing component of the Company's Profit Sharing and 401(k) Plan, which covers all eligible employees of the Company with one or more years of service, the Company contributed 10% of its "adjusted net income," as defined in the Plan, to the Plan's trust fund. Amounts contributed by the Company to the trust fund are allocated among participating employees based on salary and years of service to the Company, but allocations to the executive officers listed in this table are limited to $35,000 for 2001 and $40,000 for 2002 and 2003 (adjusted to take into account cost-of-living adjustments provided for under Sec-tion 415(d) of the Internal Revenue Code since 1986). The amounts allocated are invested in accordance with the instructions of the individual Plan participants in investments approved by the Plan trustees. Amounts allocated to the named executive officers are:

                                         2001     2002     2003
                                        ------   ------   ------
John E. Zawacki.......................  $3,207   $7,620   $4,868
Bryan J. Flanagan.....................       0        0    4,796
Thomas P. McKeever....................   3,189    7,583    4,844
Robert D. Crowley.....................   3,207    7,620    4,868
John A. Lasher........................   3,200    7,605    4,858

     C. Benefit Restoration Plans -- The following amounts were earned under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the savings component of the Company's Profit Sharing and 401(k) Plan due to limitations imposed by tax law:

                                      2001      2002      2003
                                     -------   -------   -------
John E. Zawacki....................  $14,598   $11,234   $13,075
Bryan J. Flanagan..................        0         0     4,353
Thomas P. McKeever.................    4,920     2,334     3,675
Robert D. Crowley..................    4,836     2,280     3,675
John A. Lasher.....................    5,097     1,661     1,767

        The following amounts were earned under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the profit sharing component of the Company's Profit Sharing and 401(k) Plan due to limitations impacted by tax law:

                                         2001     2002     2003
                                        ------   ------   ------
John E. Zawacki.......................  $4,613   $8,237   $6,144
Bryan J. Flanagan.....................       0        0    2,012
Thomas P. McKeever....................   1,137    1,636    1,689
Robert D. Crowley.....................   1,091    1,595    1,689
John A. Lasher........................   1,091    1,139      784

        The above-stated amounts under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under both the profit sharing and savings components of the Company's Profit Sharing and 401(k) Plan were paid by the Company to the named executive officers in 2004 for 2003, in 2003 for 2002 and in 2002 for 2001.

     D. Temporary Housing and Transportation Expenses -- The amount for Mr. Flanagan includes amounts related to temporary housing and transportation expenses provided as a condition of his employment in the amount of $23,729 for 2003 and $3,853 for 2002.

     E. Severance -- Mr. Flanagan has a severance arrangement with the company that provides for eighteen months of his then current salary in the event of his involuntary separation with the company for other than material cause, retirement or death. Based on Mr. Flanagan's current compensation, his severance payment would be $437,268.

(7) Mr. Flanagan was not an executive officer of the Company prior to 2002.

2003 STOCK OPTION GRANTS

     The 2000 Omnibus Stock Plan, (the "Omnibus Plan"), which is administered by the Compensation Committee (the "Committee"), permits the grant of awards to officers, directors, employees and consultants of the Company or of any of the Company's affiliates (each, a "Participant"). The Committee may grant to eligible Participants awards of incentive stock options or nonqualified stock options; provided, however, that awards of incentive stock options shall be limited to employees of the Company or of any parent or subsidiary of the Company. No incentive stock options were granted by the Company during the Company's last fiscal year.

     The following table summarizes the individual grants of nonqualified stock options made by the Company to the named executive officers during the Company's last fiscal year, the percent of the total options granted to employees in 2003 that such options represented, the exercise price, expiration date, and grant date present value of such options.

                                SECURITIES    % OF TOTAL
                                UNDERLYING     OPTIONS        EXERCISE                     GRANT
                                 OPTIONS      GRANTED TO       PRICE       EXPIRATION   DATE PRESENT
NAME                            GRANTED(1)   EMPLOYEES(2)   ($/SHARE)(3)      DATE        VALUE(4)
----                            ----------   ------------   ------------   ----------   ------------
John E. Zawacki...............    26,502         15.6%         $23.60       4-15-13       $281,716
Bryan J. Flanagan.............    15,000          8.8%         $23.60       4-15-13       $159,450
Thomas P. McKeever............    15,000          8.8%         $23.60       4-15-13       $159,450
Robert D. Crowley.............    15,000          8.8%         $23.60       4-15-13       $159,450
John A. Lasher................     6,201          3.6%         $23.60       4-15-13       $ 65,917

---------------

(1) The nonqualified stock options granted in 2003 vest in three equal annual installments, beginning on April 15, 2004.

(2) The total number of nonqualified stock options granted to employees in 2003 was 170,427. This figure was used to calculate the percent of total options granted to the named executive officers.

(3) The exercise price of the nonqualified stock options granted in 2003 is equal to the fair market value of the Common Stock of the Company at the time of the grant (April 15, 2003). No options granted pursuant to the Omnibus Plan may be repriced, except in the context of a stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares or the like, which event affects similarly all of the Company's outstanding shares of Common Stock.

(4) The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 3.49%; dividend yield of 2.54%; volatility factor of the expected market price of the Company's common stock of .540; and a weighted-average expected life of the option of 7 years. The per share fair value of the options granted in 2003, which has been used to calculate the grant date present value of the total options granted, was $10.63.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the named executive officers as of December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                              OPTIONS ON                 IN THE MONEY OPTIONS ON
                                           DECEMBER 31, 2003                DECEMBER 31, 2003
                                      ---------------------------   ---------------------------------
NAME                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE(1)   UNEXERCISABLE(2)
----                                  -----------   -------------   --------------   ----------------
John E. Zawacki.....................    20,168         49,837          $126,582          $149,687
Bryan J. Flanagan...................       -0-         15,000          $    -0-          $ 11,100
Thomas P. McKeever..................     6,534         23,067          $ 40,266          $ 55,425
Robert D. Crowley...................       -0-         20,468          $    -0-          $ 41,594
John A. Lasher......................     4,735         11,669          $ 29,734          $ 35,082

---------------

(1) Based on the market value of the underlying Common Stock at December 31, 2003 ($24.34) minus the exercise price ($17.10 or $19.30).

(2) Based on the market value of the underlying Common Stock at December 31, 2003 ($24.34) minus the relevant exercise price (either $17.10, $19.30, or $23.60).

                      COMMITTEES OF THE BOARD OF DIRECTORS

     During 2003, the Board of Directors held ten meetings. Each nominee for election to the Board of Directors attended more than 75 percent of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he or she served. All the members of the Board of Directors attended the prior year's annual meeting. While the Company does not have a policy with regard to board members' attendance at annual meetings, the Company encourages such attendance.

     The Board of Directors has the following standing committees which met during fiscal year 2003: Executive Committee, Subsidiary Oversight Committee, Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee.

EXECUTIVE COMMITTEE

     The Company has a standing Executive Committee of the Board of Directors which held four meetings during 2003. The Executive Committee of the Board of Directors consists of Murray K. McComas, John O. Hanna, Craig N. Johnson and John E. Zawacki.

SUBSIDIARY OVERSIGHT COMMITTEE

     The Company has a standing Subsidiary Oversight Committee which was established in 2004 and held no meetings in 2003. The Subsidiary Oversight Committee serves as an overseer of the Company's subsidiaries by monitoring the propriety of transactions, accounting entries, and ongoing operations of each subsidiary through regular reports from representatives of each subsidiary. The Subsidiary Oversight Committee consists of John E. Zawacki, Bryan J. Flanagan, Thomas P. McKeever, Robert D. Crowley and Michael A. Schuler.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee, which consists of Murray
K. McComas, John O. Hanna, and Craig N. Johnson, held three meetings during 2003. All members of the Nominating and Corporate Governance Committee are "independent" as that term is defined by the American Stock Exchange. The Nominating and Corporate Governance Committee is responsible for considering and recommending the nominees for director to stand for election at the Company's Annual Meeting of Stockholders, as well as recommending director candidates in the interim and recommending nominees for executive officer positions. In addition, the Nominating and Corporate Governance Committee is responsible for developing, recommending, reviewing and evaluating various corporate governance principles and practices.

     Effective March 23, 2004, the Nominating and Corporate Governance Committee adopted a Nominating and Corporate Governance Committee charter. A copy of the Nominating and Corporate Governance Committee charter is included as Appendix B to this proxy statement.

     The Company does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes a policy specific to candidates recommended by security holders is not necessary because the Board follows the same evaluation procedures whether a candidate is recommended by directors or stockholders.

     In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. The Nominating and Corporate Governance Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Nominating and Corporate Governance Committee determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, an "independent director," within the meaning of the American Stock Exchange and SEC rules, designated by the Nominating and Corporate Governance Committee, will then initiate the search, working with staff support and seeking input from other directors and senior management, and considering any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth above will then be identified and presented to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then determine if other directors or senior management have relationships with the candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating and Corporate Governance Committee will evaluate the prospective candidates. Evaluations and recommendations of the Nominating and Corporate Governance Committee will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for election or appointment to the Board.

AUDIT COMMITTEE

     The Audit Committee consists of Harriet Edelman, John O. Hanna, Craig N. Johnson, and Michael A. Schuler. All members of the Audit Committee are "independent" as that term is defined by the American Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its responsibilities concerning corporate accounting, the reporting practices of the Company and the integrity and quality of financial reports of the Company. Michael A. Schuler is the "Audit Committee Financial Expert" as that term is defined in Item 401(h) of Regulation S-K. The Audit Committee met six times during 2003. The Board of Directors adopted a revised written charter for the Audit Committee on February 25, 2004, a copy of which is included as Appendix A to this proxy statement.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the "Committee") adopted a revised written charter on February 25, 2004. The Committee will reassess the adequacy of the Audit Committee charter on a periodic basis.

     In accordance with its written charter the Committee assists the Board of Directors by fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the Company's independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

     The Committee reviewed and satisfied itself with the Company's internal auditors and independent auditors, the overall scope and plans for their respective audits, and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent auditors, the quality and adequacy of the Company's internal controls and the overall quality of the Company's financial reporting process.

     The Committee discussed, reviewed, and satisfied itself with the independent auditors' communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. In addition, the Committee considered the compatibility of non-audit services with the auditors' independence.

     The Committee, or its Chairman on behalf of the Committee, discussed the interim financial information the Company contained in each quarterly earnings announcement with management and the independent auditors prior to public release. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above mentioned reviews and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and filed with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of Ernst & Young LLP as independent public accountants of the Company for the year 2004 and the Board of Directors concurred in such recommendation.

                           MEMBERS OF THE AUDIT COMMITTEE

                           John O. Hanna (Chairman)
                           Harriet Edelman
                           Craig N. Johnson
                           Michael A. Schuler

COMPENSATION COMMITTEE

     The Compensation Committee, consisting of Murray K. McComas, Ronald L. Ramseyer, John O. Hanna, and Craig N. Johnson, recommends policies for and levels of executive officer compensation and administers the Company's 2000 Omnibus Stock Plan. All members of the Compensation Committee are "independent" as that term is defined by the American Stock Exchange. The Compensation Committee held ten meetings during 2003.

     COMPENSATION OF DIRECTORS

     In 2003, non-management members of the Board of Directors each received an annual retainer consisting of a stock grant of 750 shares (with the exception of Cynthia A. Fields who joined the Board on July 15, 2003 and received 550 shares) of the Company's Common Stock issued on April 15, 2003 and a cash grant equal to the value of 750 shares of the Company's Common Stock calculated as of the close of business on April 15, 2003. The value of this cash grant for each director was $17,730.

     Non-management members also received compensation in 2003 in the amount of $1,500 for each meeting of the Board of Directors attended and $1,000 for each meeting attended of each of the Committees of the Board of Directors. Craig N. Johnson also earned $10,000 per month for serving as the Company's Chairman of the Board. Previously, Murray K. McComas was the Chairman of the Board up until April 2003. Beginning in April 2003, Committee chairs began receiving retainers for the following amounts: Audit Committee ($7,500), Compensation Committee ($3,500), and Nominating and Corporate Governance Committee ($3,500). In 2003, Harriet Edelman and John O. Hanna deferred their fees and cash grant directors' compensation.

     Management members of the Board of Directors are not compensated for attending meetings of the Board of Directors or its Committees.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Murray K. McComas, Ronald
L. Ramseyer, John O. Hanna and Craig N. Johnson. Although not an appointed member of the Compensation Committee, John E. Zawacki, President and CEO of the Company, participated, at the request of the Committee, in the evaluation and discussion of appropriate salary levels for all executive officers.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

     For fiscal year 2003, decisions on compensation for executive officers of the Company were made by the Compensation Committee (a responsibility previously shared with the Omnibus Stock Plan Committee). In accordance with the rules of the SEC designed to enhance disclosure of policies concerning executive compensation, set forth below is the report submitted by this committee addressing the Company's compensation policies with respect to executive officers for fiscal year 2003.

                      REPORT OF THE COMPENSATION COMMITTEE

     General. The Compensation Committee of the Board of Directors is responsible for salary levels, bonuses and other compensation components for all officers of the Company deemed by the Board of Directors to be within the SEC's definition of "executive officer," i.e., a company's president, any vice president in charge of a principal business unit, division or function or any other officer or person who performs similar policymaking functions for the Company. All listed officers of the Company are considered executive officers.

     The Compensation Committee's decisions on compensation levels for executive officers ultimately were subjective, based on consideration of a number of factors. No one factor was determinative of the compensation level of any of the executive officers. Moreover, the Compensation Committee did not weigh any one factor against any other in a way that makes it possible to assign a numerical value to the weight of any factor in the determination of the salaries of the executive officers.

     John E. Zawacki, President and CEO of the Company, participated, at the request of the Compensation Committee, in the evaluation and discussion of appropriate salary levels for all executive officers.

     Executive Salaries and Bonuses. The Compensation Committee annually reviews and evaluates base salaries and annual bonuses for its executive officers pursuant to a compensation schedule (the "Schedule") which is based both upon the recommendations of an internal Company Salary Review Task Force and upon those of Towers Perrin, an outside compensation consultant. The Schedule was most recently updated in 2003 when a review was conducted of the compensation paid to the Company's exempt employees, inclusive of all executive officers. The Schedule includes compensation ranges for differing position grades and levels based upon a review process that includes both a proxy analysis and compensation surveys of related position responsibilities among similar industries, as well as the regional market, provided by Towers Perrin.

     Individual salaries of executive officers are determined on the basis of the executive officer's job grade, experience, and individual performance. Executive officers' salary ranges are reviewed annually, with assistance from Towers Perrin, to provide for as-needed and market-based adjustments. Ongoing market benchmarking relative to the placement of individual executive officer positions within the compensation structure is performed commensurate with changes in assigned duties and responsibilities. With the assistance of Towers Perrin, a comprehensive and market-based assessment of the executive officer compensation structure is performed every three to four years.

     In 2003, the Compensation Committee reviewed all base salary ranges at executive officer levels in comparison with documented market ranges provided by Towers Perrin. All executive officer merit increases fell within the market ranges for their respective salary levels.

     Incentive Awards. On January 20, 2003, the Compensation Committee reviewed and approved the incentive award schedule for fiscal year 2003. Under this incentive award schedule, executive officers were eligible to receive awards equal to a percentage of their base salary income for the year. The percentage is dependent upon the range of the Company's income before income taxes for the year. The threshold payout goal for 2003 was $21,000,000. No incentive awards are received unless the Company's income before income taxes equals or exceeds this threshold figure. If the company's income before income taxes falls higher, within a graduated range, incentive awards are increased. The Company's income before income taxes in 2003 was $23,163,183; consequently, the incentive compensation was paid by the Company to its executive officers in 2004 for fiscal year 2003.

     Stock Option Grants. The Omnibus Plan, a comprehensive benefits plan adopted at the Company's April 18, 2000 Annual Meeting of Stockholders, gives the Company the ability to offer a variety of equity-based incentives to persons who are key to the Company's growth, development, and financial success.

     On April 15, 2003, nonqualified stock option grants were awarded to eighteen executive officers. The number of stock options granted to each executive officer was based upon compensation ranges established for each executive officer grade level. The stock option compensation ranges were based upon market-based data provided by Towers Perrin. In each case, the number of stock options granted to the executive officer fell in the lower portion of the established range for his respective grade level. A total of 170,427 nonqualified stock options were granted to employees in 2003. Of this total, 153,414 were granted to executive officers. The options vest in three equal annual installments, beginning on April 15, 2004. The exercise price of the nonqualified stock options granted in 2003 is equal to the fair market value of the Common Stock of the Company at the time of the grant ($23.60).

     Restricted Stock Awards. Restricted stock awards under the Omnibus Plan are designed to recognize the contributions of individual employees key to the Company's performance and to align the interests of management and stockholders. For many years, the Company has endorsed the view that management and key employees of the Company should be stockholders of the Company, so that they will be motivated to increase stockholder value. This policy is implemented through the award of rights to purchase shares of the Company's Common Stock under the Omnibus Plan to selected employees of the Company. In 2003, awards were made three times (see further discussion below).

     The Compensation Committee selects employees to receive base awards under the Omnibus Plan (determined, in part, on recommendations of the Company's executive officers for employees who are not executive officers), determines the number of shares subject to the award and establishes the price at which shares will be made available for purchase under the Omnibus Plan. Following July 2002, and in light of the requirements of the Sarbanes-Oxley Act of 2002, the Company no longer grants deferred purchase awards to executive officers.

     Many factors, both objective and subjective, were considered by the Compensation Committee before making base grants in 2003, including, but not limited to, the Company's financial performance, the historic responsibilities and performance of individual employees, the future potential value of the employees to the Company, prior grants to each employee, and the employee's current vested and unvested ownership of the Company's Common Stock. There is no direct correlation between regular salary and awards under the Plan. No award was specifically tied to any one measure of performance or factor, and the Compensation Committee did not assign relative weights to the factors it considered in a way that would make it possible to assign a numerical value to the weight of any factor. For grants made prior to July 2002, full ownership of the shares ordinarily does not vest, however, until they are fully paid for out of corporate dividends. The Company's dividend level can thus affect the full vesting of the shares, and the market price of the shares in large part determines the value of the grant to an individual employee. For grants made to executive officers after July 2002, restricted share awards were granted as fully paid at the then applicable market price per share.

     On November 7, 2003, base restricted share awards as outlined above, were made to 33 employees, totaling 13,350 shares in awards ranging from 350 shares to 500 shares.

     Additionally, on November 7, 2003, base restricted stock awards were made to eighteen executive officers totaling 10,650 ranging from 400 to 1500 shares. All awards made to executive officers in 2003, including the matching award described below, were subject to a five year vesting schedule, whereby shares vest 20% each year. Executive officers were also able to qualify for matching share awards based on their purchases of Company stock on the open market, or through their personal DRIP accounts, during the period from February 27, 2003 to December 15, 2003. These awards were granted on December 16, 2003, to seven qualifying participants. Accordingly, 4,848 restricted share awards were granted as fully paid at the closing price on December 16, 2003 ($24.70).

     The Compensation Committee is composed entirely of independent directors. Decisions of the Committee are final and binding on the Company, subject to ratification by the Board of Directors.

                           MEMBERS OF THE COMPENSATION COMMITTEE
                           Craig N. Johnson (Chairman)
                           Murray K. McComas
                           Ronald L. Ramseyer
                           John O. Hanna

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the AMEX Market Value Index and an industry peer group index selected by the Company ("Peer Group Index"). The Peer Group Index consists of Coldwater Creek, Inc., Concepts Direct, Inc., Hanover Direct, Inc., J Jill Group, Inc., Sharper Image Corp., Spiegel, Inc. and Williams-Sonoma, Incorporated. Companies selected for the Peer Group Index market their products through alternative channels, such as the mail and e-commerce. The graph below assumes $100 invested on January 1, 1999 in Blair Corporation Stock, AMEX Market Value Index and Peer Group Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

  Among Blair Corporation Common Stock, AMEX Market Value Index and Peer Group
                                    Index**

                                                    BLAIR CORPORATION        AMEX MARKET VALUE INDEX       PEER GROUP INDEX***
                                                    -----------------        -----------------------       -------------------
1/1/99                                                   100.00                      100.00                      100.00
1999                                                      65.00                      127.00                      109.00
2000                                                      90.00                      130.00                       54.00
2001                                                     112.00                      123.00                       88.00
2002                                                     119.00                      120.00                      103.00
2003                                                     128.00                      170.00                      133.00

                                       1/1/1999      1999      2000      2001      2002      2003
Blair Corporation                        100          65        90       112       119       128
AMEX Market Value Index                  100         127       130       123       120       170
Peer Group Index***                      100         109        54        88       103       133

  * Total return assumes reinvestment of dividends.

 ** Fiscal year ending December 31.

*** Lillian Vernon Corp. and dELiA*s Corp., which were included in the Peer
    Group Index for the Company's 2003 Proxy Statement, have not been included in the 2004 Peer Group Index because they are no longer publicly traded companies.

     The closing price of the Company's Common Stock on the American Stock Exchange on March 12, 2004, was $26.15.

     The Report of the Compensation Committee and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Company has established procedures for security holders to communicate directly with the Board of Directors on a confidential basis. Security holders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of Blair Corporation at 220 Hickory Street, Warren, PA 16366. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Security Holder-Board Communication" or "Security Holder-Director Communication." All such letters must identify the author as a security holder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is "confidential."

                     PROPOSAL 2. APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Company's independent accountants for the year ended December 31, 2003 were Ernst & Young LLP. The Audit Committee of the Company's Board of Directors has reappointed Ernst & Young LLP to continue as independent accountants for the Company for the year ending December 31, 2004, subject to the ratification of such appointment by the stockholders. Fees for the last two fiscal years were:

                                                               2003       2002
                                                             --------   --------
Audit Fees(1)..............................................  $212,966   $211,232
Audit-Related Fees(2)......................................    21,000     20,050
Tax Fees(3)................................................   168,043     85,989
All Other Fees(4)..........................................    20,966      7,927

---------------

(1) Fees billed for professional services such as annual audit and quarterly statement review.

(2) Fees billed for assurance and related services relating to audit and financial statements.

(3) Fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

(4) Services, other than audit fees, audit related fees or tax services.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

     A resolution calling for the ratification of the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

     THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                 OTHER MATTERS

     Management does not know of any matters to be brought before the meeting other than the matters that are set forth in the Notice of the Annual Meeting of Stockholders that accompanies this Proxy Statement and are described herein. In the event that any such matters do come properly before the meeting, it is intended that the persons named in the form of proxy solicited by management will vote all proxies in accordance with their best judgment.

RECEIPT OF STOCKHOLDER PROPOSALS

     Any stockholder proposals which are to be presented for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Stockholders in reliance on Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Secretary of Blair Corporation, 220 Hickory Street, Warren, Pennsylvania 16366, no later than November 29, 2004. The proxy to be solicited on behalf of the Company for the 2005 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the 2005 Annual Meeting of Stockholders.

EXPENSE OF SOLICITATION OF PROXIES

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and companies holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                         DANIEL R. BLAIR
                                         Secretary
March 29, 2004

                                   APPENDIX A

                               BLAIR CORPORATION
                            AUDIT COMMITTEE CHARTER

     Resolved, that effective February 25, 2004, the Charter of the Audit Committee of the Board of Directors of Blair Corporation, as revised, will be as follows:

     There shall be a committee of the Board of Directors to be known as the Audit Committee (the "Committee"). The Audit Committee shall assist the Board of Directors in fulfilling its fiduciary responsibility by serving as an informed and effective overseer of the Company's financial reporting process. The Audit Committee shall be comprised of at least three directors. All members of the Committee shall be independent of management and the Company and its subsidiaries (collectively, the "Company"). Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. In addition, to be considered independent, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee:

     1. Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

     2. Be an affiliated person of the Company or any subsidiary thereof.

     All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise in compliance with SEC and Exchange regulations and be designated the "Audit Committee Financial Expert" as that term is defined in Item 401(h) of Regulation S-K.

     The Audit Committee shall fulfill its oversight responsibility to shareholders, potential shareholders, the investment community and others relating to corporate accounting, reporting practices of the Company, the quality and integrity of the financial reports of the Company, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. It is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditors, the internal auditors and the financial management of the Company.

     The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to all books and records, facilities, and the Company's independent auditors as well as anyone in the organization. The Audit Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     The primary responsibility of the Audit Committee is to oversee the Company's accounting and financial reporting process. Management is responsible for preparing the Company's financial statements, the independent auditors are responsible for auditing those financial statements and the Audit Committee is responsible for overseeing the audits of the financial statements. The Committee in carrying out its responsibilities shall review its policies and procedures periodically in order to ensure they address current conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting to include sound business risk practices and ethical behavior as it pertains to financial reporting.

     In carrying out these responsibilities, the Audit Committee will:

      1. Obtain the board of directors' approval of this charter and, at least annually, review and reassess the adequacy of this charter, and amend and update it as conditions dictate. In addition, a copy of this Charter shall be included in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

      2. Appoint the independent auditors to be selected, subject to shareholder approval, to audit the financial statements of the Company.

      3. Pre-approve all audit and non-audit services by the independent auditors and set the compensation of the independent auditors.

      4. Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee, as the shareholders' representatives; further the Audit Committee shall have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate independent auditor services.

      5. Review and reach mutual agreement with management prior to the appointment, termination, or replacement of the chief internal auditor.

      6. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and fees for the current year and the audit procedures to be utilized. Submit to management the audit, non-audit, administrative and other fees to be paid by management on behalf of the Audit Committee.

      7. Review the audit including any comments or recommendations of the independent auditors.

      8. Review with the independent auditors, internal auditors, and with the Company's financial and accounting personnel the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review Company policy statements in terms of their adequately representing an ethical code of conduct.

      9. Review reports received from regulators and also review other legal and regulatory matters that may have a material affect on the financial statements or related Company compliance policies.

     10. Periodically review the effectiveness of the internal audit function and make appropriate recommendations. This includes the independence of the internal audit function's reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent auditors.

     11. Inquire of management, internal auditor and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     12. Prior to each Audit Committee meeting, the Audit Committee should receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

     13. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of each Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

     14. At all meetings of the Audit Committee, sufficient opportunity should be made available for the independent and internal auditors to meet with members of the Audit Committee without members of management present. Among items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting and auditing personnel, and the cooperation which the independent auditors received during the course of their audit. The Committee shall inquire about significant accruals, reserves, estimates, contingencies, or any areas of dispute between management and the independent auditors.

     15. Review, process and retain any complaints received by the Compliance Officer, an employee of the Company or the independent auditor regarding accounting, internal accounting controls or auditing matters. Review, process and retain confidential, anonymous submissions by employees of the Company regarding questionable accounting or auditing matters.

     16. The Audit Committee shall cause an investigation to be made into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals for this purpose if, in its judgment, that is appropriate.

     17. Review the Company's accounting/financial human resources and succession planning.

     18. Report the results of the annual audit to the board of directors. If requested by the board, the Audit Committee should invite the independent auditors to attend a full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     19. On an annual basis, ensure receipt from the independent auditors of a formal written communication delineating all their relationships with, and professional services provided to, the Company as required by the Independence Standards Board under Standard No. 1, Independence Discussions with Audit Committees. In addition, the Audit Committee shall actively engage in a dialogue with the independent auditors with respect to the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     20. Review the report of the Audit Committee which shall appear in the Annual Report to Shareholders and in the Annual Report on Form 10-K disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, the Committee should indicate whether, based on its discussions with management and the auditors, its members became aware of material misstatements or omissions in the financial statements.

     21. The Audit Committee shall meet on at least a quarterly basis. Minutes of all meetings of the Audit Committee shall be submitted to the Board of Directors of the Company.

     22. Review and approve the disclosure that is to appear in the Company's proxy statement for its annual meeting of shareholders that denotes the Committee has satisfied its responsibilities under this Charter for the prior year.

     23. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     24. Review annually management's policies and procedures for insuring high standards of ethical conduct by the Company and its employees and ensure such policies and procedures are actively and consistently enforced.

     25. Periodically perform self-assessment of Audit Committee performance.

     26. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites, and annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

     27. Review and approve requests for any consulting engagement to be performed by the independent auditors and be advised of any other study/work undertaken that is beyond the scope of the audit engagement letter.

     The Audit Committee believes that this charter properly defines its responsibilities in accordance with applicable regulations. Further, the intent of this charter is to ensure the financial reporting of the Company is of the highest quality.

                                   APPENDIX B

                               BLAIR CORPORATION
             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                            EFFECTIVE MARCH 23, 2004

     The Nominating and Governance Committee is appointed by the Board of Directors to discharge the Board's duties and responsibilities relating to (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending to the Board the candidates for directorships to be filled by the Board and the director nominees to be proposed for election at the annual meeting of shareholders; (3) developing and recommending to the Board a set of corporate governance principles applicable to the Company; (4) monitoring developments in corporate governance and making recommendations to the Board regarding changes in governance policies and practices; (5) reviewing the Company's management succession plans, including the succession plans for the Chief Executive Officer and other senior officers; and (6) conducting an annual evaluation of the performance of the Board and Board committees.

     The Committee shall be comprised of at least three members of the Board of Directors, each of whom shall (a) meet the independence requirements of the American Stock Exchange listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board of Directors;
(b) qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and must meet the "outside director" requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     The members of the Committee shall be appointed annually by the Board at its April organizational meeting and shall serve until the member's successor is duly appointed or until the member's earlier resignation or removal. A Chair shall be appointed annually by the Board Chairman and shall be responsible for reporting to the full Board activities and decisions of the Committee. The Board, with or without cause, may remove a member at any time.

     The Committee shall meet at least three times each year and more frequently if circumstances warrant. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request. The Committee may at any time retain and/or remove such outside advisors as the Committee deems appropriate to fulfill its responsibilities with the authority to approve their fees and retention terms.

     The Committee shall review and evaluate annually the compliance by the Committee with this Charter.

     The Committee shall also review and assess annually the adequacy of this Charter and recommend to the Board any changes to the Charter deemed advisable by the Committee.

     The Committee shall have the authority to delegate power and operations to subcommittees as deemed appropriate by the Committee.

     In carrying out these responsibilities, the Nominating and Governance Committee will:

      1. Review and recommend to the Board policies regarding the size and composition of the Board and qualifications and criteria for Board membership.

      2. In consultation with the Chairman and Chief Executive Officer, periodically review the type and amount of Board compensation for non-employee directors and committee members and, as appropriate, make recommendations to the full Board of Directors regarding such compensation. This review should encompass market survey data on director compensation and be consistent with market practice.

      3. Identify individuals qualified to become Board members and recommend to the Board prospective candidates for Board membership. In identifying candidates for membership on the

         Board, the Committee shall take into account all factors it considers appropriate, which may include professional experience, knowledge, integrity, independence, diversity of backgrounds and the extent to which the candidate would fill a present need on the Board.

      4. In consultation with the Chairman and Chief Executive Officer, review and recommend to the Board the slate of director nominees to be proposed for election at annual meetings of shareholders and candidates to fill positions on the Board that develop between annual meetings of shareholders.

      5. Monitor the orientation of new directors and make recommendations for continuing education of all directors as appropriate.

      6. Investigate any potential conflict of interest by a director as assigned to it by the Board.

      7. Review the structure and operations of the various Board committees and qualifications for Board committee membership, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as any other factors that the Committee deems relevant.

      8. Should the positions of Chairman of the Board and CEO be held jointly, recommend to the Board the appointment of a Presiding Director to preside at all non-management Director meetings of the Board, review this appointment at least annually and establish procedures for interested persons to contact the Presiding Director or the non-management Directors as a group.

      9. In consultation with the Chairman of the Board, or a designated Presiding Director, recommend Board members to serve on committees of the Board and, where appropriate, make recommendations regarding removal of any member of any committee.

     10. Develop and recommend to the Board a set of corporate governance principles and practices. With the assistance of corporate counsel, keep abreast of developments and requirements with regard to corporate governance and review the adequacy of the Company's corporate governance principles and practices on at least an annual basis.

     11. Review, at least annually, the Company's compliance with the listing requirements of the American Stock Exchange, and report to the Board of Directors regarding the same.

     12. Review and evaluate the Company's management development and succession plans on at least an annual basis and make recommendations to the Board regarding the succession plans for the Chief Executive Officer and other senior officer positions.

     13. Establish and periodically review the criteria for selection of the Chief Executive Officer, as well as steps for Chief Executive Officer succession in the event of an emergency or the retirement of the Chief Executive Officer.

     14. Review recommendations of the CEO as to the appointment or election of executive officers and/or proposed changes in executive officer roles and responsibilities.

     15. Review and make recommendations to the Board regarding the appropriate response to shareholder proposals relating to nominations and/or corporate governance.

     16. Subject to Delaware Incorporation Law, review and approve, prior to publication, the Corporation's proxy statement and form of proxy; subject to concurrent review by the applicable committees of the Compensation, Audit and Auditor's sections.

     17. Review and approve, prior to publication and filing, the non-financial portions of the annual report to stockholders and the Annual Report on Form 10-K.

     18. Oversee, at least annually, the evaluation of the performance of the Board and each Board Committee.

                            [BLAIR CORPORATION LOGO]

                                  DETACH CARD
--------------------------------------------------------------------------------

          [BLAIR CORPORATION LOGO]

          The undersigned hereby appoints Craig N. Johnson, Daniel R. Blair, and Bryan J. Flanagan, and each of them with power of substitution in each, as proxies to represent the undersigned at the annual meeting of the stockholders of Blair Corporation, to be held at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania on Thursday, April 29, 2004 at 11:00 A.M. and at any adjournments thereof, to vote the same number of shares and as fully as the undersigned would be entitled to vote if then personally present in the manner directed by the undersigned.
          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1.

          1. THE ELECTION OF DIRECTORS

                 FOR all nominees listed below  [ ]              WITHHOLD
                 AUTHORITY  [ ]
                   (except as shown below to the contrary)    to vote for
                 all nominees listed below

                 Steven M. Blair, Robert D. Crowley, Harriet Edelman, Cynthia A. Fields, Bryan J. Flanagan, John O. Hanna, Craig N. Johnson, Murray K. McComas, Thomas P. McKeever, Ronald L. Ramseyer, Michael A. Schuler, John E. Zawacki

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

          THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS IN ITEM 2.

          2. RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS:
                                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                        (Continued and to be signed, on the reverse side)

      P
      R
      O
      X
      Y

                                     THIS PROXY IS SOLICITED ON BEHALF OF

                                       THE BOARD OF DIRECTORS OF BLAIR
                                                 CORPORATION

                             Blair Building Picture
           BLAIR CORPORATION HEADQUARTERS

                 220 Hickory Street
                Warren, Pennsylvania

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN ITEM 1, AND FOR THE RATIFICATION OF AUDITORS IN ITEM 2; AND THE PROXIES ARE AUTHORIZED, IN ACCORDANCE WITH THEIR JUDGMENT, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                               DATE: , 2004

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               INSTRUCTIONS: The signer
                                               hereby revokes all proxies
                                               heretofore given by the
                                               signer to vote at said
                                               meeting or any
                                               adjournments thereof.
                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               trustee, administrator or
                                               guardian, please give full
                                               title as such.

                               PLEASE SIGN, DATE, AND RETURN YOUR PROXY
                                           PROMPTLY IN THE
                               ENCLOSED ENVELOPE TO NATIONAL CITY BANK,
                                           P.O. BOX 94509,
                                     CLEVELAND, OHIO 44101-9854.